UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22039
                                                    -----------

           First Trust Specialty Finance and Financial Opportunities
        ---------------------------------------------------------------
            Fund (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ---------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ---------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: November 30, 2012
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                  FIRST TRUST
                               Specialty Finance
                                 and Financial
                               Opportunities Fund

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2012


FIRST TRUST                                                           CONFLUENCE
                                                           INVESTMENT MANAGEMENT

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TABLE OF CONTENTS
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      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)


                                 ANNUAL REPORT
                               NOVEMBER 30, 2012

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities..........................................  9
Statement of Operations...................................................... 10
Statements of Changes in Net Assets.......................................... 11
Statement of Cash Flows...................................................... 12
Financial Highlights......................................................... 13
Notes to Financial Statements................................................ 14
Report of Independent Registered Public Accounting Firm...................... 20
Additional Information....................................................... 21
Board of Trustees and Officers............................................... 25
Privacy Policy............................................................... 27


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO

                               NOVEMBER 30, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Specialty Finance and Financial Opportunities Fund (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the New Year and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
"AT A GLANCE"
AS OF NOVEMBER 30, 2012 (UNAUDITED)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                 FGB
Common Share Price                                              $8.07
Common Share Net Asset Value ("NAV")                            $7.85
Premium (Discount) to NAV                                        2.80%
Net Assets Applicable to Common Shares                   $112,132,967
Current Quarterly Distribution per Common Share(1)            $0.1650
Current Annualized Distribution per Common Share              $0.6600
Current Distribution Rate on Closing Common Share Price(2)       8.18%
Current Distribution Rate on NAV (2)                             8.41%
------------------------------------------------------------------------


-------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------

         Common Share Price       NAV
11/11         6.20                6.98
              6.41                6.95
              6.40                7.01
              6.28                6.85
              6.28                7.07
12/11         6.30                6.99
              6.60                7.15
              6.72                7.29
              7.01                7.47
1/12          7.02                7.45
              7.26                7.68
              7.08                7.48
              7.24                7.60
2/12          7.03                7.42
              7.00                7.34
              7.08                7.43
              7.15                7.46
              7.18                7.46
3/12          7.11                7.48
              7.26                7.47
              7.11                7.31
              7.17                7.39
4/12          7.42                7.51
              7.18                7.37
              7.16                7.43
              7.16                7.02
5/12          6.96                7.11
              6.88                6.99
              7.16                7.32
              7.25                7.40
              7.26                7.49
6/12          7.46                7.66
              7.59                7.76
              7.49                7.82
              7.44                7.82
7/12          7.57                7.88
              7.55                7.86
              7.55                7.97
              7.92                8.04
              7.58                7.83
8/12          7.88                7.96
              7.79                8.07
              7.94                8.27
              7.81                8.32
9/12          7.87                8.17
              7.98                8.28
              7.93                8.03
              7.95                8.12
10/12         8.17                8.14
              8.12                8.12
              7.95                7.82
              7.86                7.79
              8.00                7.77
11/12         8.07                7.85
---------------------------------------------------


--------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------
                                                               Average Annual Total Return
                                                              ------------------------------
                                                                                 Inception
                                             1 Year Ended     5 Years Ended      (5/25/07)
                                              11/30/2012       11/30/2012      to 11/30/2012
Fund Performance (3)
NAV                                             22.48%            0.46%           -4.58%
Market Value                                    41.76%            0.31%           -4.90%

Index Performance
Blended Benchmark(4)                            27.95%            N/A(5)           N/A(5)
MSCI U.S. Investable Market Financials Index    20.94%           -10.27%          -12.22%
--------------------------------------------------------------------------------------------


------------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
------------------------------------------------------------
Ares Capital Corp.                                11.0%
PennantPark Investment Corp.                       6.6
Golub Capital BDC, Inc.                            6.4
CYS Investments, Inc.                              5.7
Medley Capital Corp.                               5.5
THL Credit, Inc.                                   5.2
Triangle Capital Corp.                             4.5
MVC Capital, Inc.                                  4.3
Solar Capital, Ltd.                                4.1
Hercules Technology Growth Capital, Inc.           4.1
------------------------------------------------------------
                                        Total     57.4%
                                                  =====


------------------------------------------------------------
                                                % OF TOTAL
INDUSTRY                                       INVESTMENTS
------------------------------------------------------------
Capital Markets                                   83.6%
Real Estate Investment Trusts (REITs)             13.2
Diversified Financial Services                     2.3
Electrical Equipment                               0.6
Insurance                                          0.3
------------------------------------------------------------
                                        Total    100.0%
                                                 ======


------------------------------------------------------------
                                                % OF TOTAL
ASSET CLASSIFICATION                           INVESTMENTS
------------------------------------------------------------
Common Stocks:
   Business Development Companies                 82.7%
   Residential Mortgage REITs                     13.1
   Domestic                                        0.9
   Triple Net Lease REITs                          0.1
Master Limited Partnerships                        2.3
Exchange-Traded Funds                              0.9
------------------------------------------------------------
                                        Total    100.0%
                                                 ======


(1) Most recent distribution paid or declared through 11/30/2012. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2012. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended benchmark consists of the following (Source: Bloomberg): Red Rocks Global Listed Private Equity Index (70%), FTSE NAREIT Mortgage REIT Index (20%) and S&P SmallCap Financials Index (10%)

(5) Previously, the blended benchmark consisted of the following: Red Rocks Listed Private Equity Index (40%), FTSE NAREIT Mortgage REIT Index(20%), FTSE NAREIT Hybrid REIT Index (20%), Merrill Lynch Preferred Stock Hybrid Securities Index (10%) and Russell 2000 Financial Services Index (10%)

      Certain of these indices were discontinued during 2009, therefore the blended benchmark was changed. See footnote (4) above for the new blended benchmark constituents. As certain of the indices in the new blended benchmark began subsequent to the inception date (5/25/2007) of the Fund, the average annual total return for the 5 years ended 11/30/2012 and from inception to 11/30/2012 for the blended benchmark cannot be calculated.

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                              PORTFOLIO COMMENTARY
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      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2012

                                  SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or "Sub-Advisor"), located in Saint Louis, Missouri, has served as the Sub-Advisor to First Trust Specialty Finance and Financial Opportunities Fund (NYSE: FGB) since July 29, 2008. The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

                           PORTFOLIO MANAGEMENT TEAM

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

Mr. Keller has 31 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards' Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards' Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group and as a Bond Trader at Barre & Company. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

DANIEL T. WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

                                   COMMENTARY

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

The primary investment objective of the First Trust Specialty Finance and Financial Opportunities Fund ("FGB" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor believes offer attractive opportunities for income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The Fund is a financial sector fund with a particular focus on a niche called business development companies, or BDCs. BDCs lend to and invest in private companies, often those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management teams. Some specialize in particular industries, while others apply a more generalized approach with a diversified portfolio. Both approaches can work effectively and deliver to shareholders a unique and differentiated investment opportunity derived from the private markets. As of November 30, 2012, the Fund had approximately 83% of its assets invested in 33 BDCs.

It was a good year (in this report, 12 months ended November 30th, 2012) for financials. After years of lagging other sectors, financials finally moved to the front of the field. The total return of the MSCI U.S. Investable Market Financials Index, which measures the performance of domestic financial stocks, was 20.94%, making it one of the strongest market sectors and well ahead of the broad S&P 500 Index's total return of 16.13%. We believe financials performed well for a variety of reasons: the U.S. housing and commercial markets stabilized, providing a measure of relief in certain loan portfolios; default rates among borrowers remained low; regulatory policy became a little more transparent; and policymakers in Europe made progress in dealing with the sovereign debt problems.

The BDC industry is a small niche of the financial sector and the business models and regulatory framework vary substantially relative to other financials industries. Accordingly, BDCs have followed a much different recovery path since the 2008 financial crisis. To be clear, many BDCs were severely damaged in the downturn, but because industry leverage was substantially lower than other financials, the damage was generally less severe and the recovery has been much stronger. In addition, the BDC industry did not receive special aid or assistance from the government during the crisis; therefore, throughout the recovery, BDCs have avoided the penalty of specific punitive regulations.

This year, the BDC industry continued with its positive growth trend. Many existing BDCs were able to raise debt and equity capital and deploy it into attractive investments. The ability to raise capital strengthened balance sheets and added to the trading liquidity for many BDCs. There were also several new BDCs which entered the public market, including Stellus Capital, OFS Capital, Monroe Capital and WhiteHorse Finance, which had its IPO just after the end of the year.

We are pleased to see these new entrants arrive with management fee structures that are more shareholder friendly relative to certain legacy BDCs. This improvement is important because many investors, ourselves included, find that too many BDC managers charge a base management fee that is simply too high. Making matters worse, in our opinion, these managers are often able to collect big incentive fees even when their performance isn't very good. Though some of these newer BDCs could have had stronger performance, the collective improvement is certainly a step in the right direction. It is good that the industry isn't just growing bigger, but it's also getting better, in our opinion.

We believe FGB is well positioned to participate in this growth. The portfolio includes allocations to BDCs with established portfolios and dividends, which are important to form the Fund's current dividend. However, we also include in the Fund's portfolio positions in newer BDCs, which are often still ramping up their dividends. This strategy helps position the Fund in a way that provides shareholders with an attractive current dividend, one that we believe has the potential to grow over time. The Fund's dividend has increased for the last three consecutive years and we will continue to work on extending this trend.

The Fund also maintains exposure to Agency Mortgage-Backed Securities ("MBS") Real Estate Investment Trusts (collectively "MBS REITS"), with an allocation of approximately 13% at year end. These companies have high dividend yields, although the income they provide is variable, rising and falling according to market conditions in the residential mortgage market. This allocation has contributed to the Fund's income, but we temper the exposure because of the variable income. In recent quarters, the Fed has attempted to move mortgage rates lower by driving down MBS yields. Unfortunately for MBS REITs, this policy has forced them to lower their dividends. Despite these headwinds, we continue to believe this industry can deliver attractive income and the allocation is constructive in pursuing the Fund's income objective.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
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                                                  TWELVE MONTHS
                 PERFORMANCE ANALYSIS             ENDING 11/30/12
                 FGB Market Value Total Return       41.76%
                 FGB NAV Total Return                22.48%
                 Blended Benchmark*                  27.95%

* Components of the blended benchmark: Red Rocks Global Listed Private Equity Index (70%); FTSE NAREIT Mortgage REIT Index (20%); S&P SmallCap Financials Index (10%).

Source: Bloomberg

One important factor impacting the return of the Fund relative to its blended benchmark was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of valuation changes on Common Share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.

The Fund's market value total return1 41.76% was much higher than the Fund's net asset value ("NAV") total return 22.48% as the discount to NAV changed from -2.5% at the beginning of the year to a premium of 2.7% at the end of the year. The Wells Fargo BDC Index had a total return of 30.3%, reflecting a strong year for the BDC industry. Returns for BDCs were derived from a combination of stable/growing loan portfolios, limited defaults, rising income, steady/rising dividends and higher valuations.

The Fund's largest positions remain in what we believe are well-run companies that have delivered meaningful value to shareholders. In our opinion, these management teams underwrite good investments, effectively manage balance sheets and operate with fee structures that treat shareholders fairly. These companies include Ares Capital, PennantPark Investment, Golub Capital, THL Credit and Medley Capital. Although these companies performed well this year, we don't expect them to come in at the top of the BDC performance list all the time. There may be periods when riskier or damaged companies (companies trading at a valuation discount because of problems or mismanagement) may perform much better. Nevertheless, we prefer to maintain a baseboard position in the very high quality companies, as we believe they generally provide better downside protection and offer a better return/risk tradeoff through longer market cycles.

MARKET AND FUND OUTLOOK

We continue to view the BDC industry with cautious optimism. The past year was characterized by very strong performance, which reflected the solid and growing fundamentals of the industry. Valuations lifted higher for most companies and this phenomenon played a substantial role in the performance for most BDCs. As we look forward, the fundamentals of the industry remain in good shape. However, valuations are no longer unusually low, as they were at the beginning of last year, indicating that returns going forward may not be as high as last year's 30% Wells BDC Index return.

We view last year's high return as somewhat anomalous. Most of the time, we expect BDCs to deliver returns more in line with what is earned, after fee and cost reductions, on their loan and investment portfolios. Such a level indicates a high single-digit or low double-digit total return profile. The returns actually delivered will vary, especially over shorter time frames, with much depending upon what happens to valuations. Valuations don't appear unusually high, or low, as we move into the coming year. On a positive note, valuations could get a lift from certain legislative concepts in Washington that may favorably adjust BDC regulations. On the other hand, valuations may be negatively affected by weak economic growth, declining capital market liquidity or rising default rate trends. We will continue to carefully monitor the perpetually changing upside opportunities and downside risks. But we believe the positives in the industry generally outweigh the negatives.

FGB is unique in its focus on the BDC industry. BDCs offer a differentiated investment opportunity, one that includes high levels of dividend income derived from the private debt and equity markets. Our strategy positions the Fund to provide a significant level of current income with the possibility for rising income and the potential to increase NAV. We look forward to managing the Fund and investing in this growing and dynamic industry.

-------------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2012

   SHARES                                     DESCRIPTION                                            VALUE
-----------  -----------------------------------------------------------------------------      --------------

COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 98.9%

             CAPITAL MARKETS - 96.1%
     90,000  American Capital Ltd. (a) (b) ...............................................      $    1,078,200
    447,706  Apollo Investment Corp. (a) .................................................           3,635,373
    832,033  Ares Capital Corp. (a) ......................................................          14,760,265
    214,420  BlackRock Kelso Capital Corp. (a) ...........................................           2,165,642
     53,319  Fidus Investment Corp........................................................             906,423
     79,094  Fifth Street Finance Corp. (a) ..............................................             852,633
    147,536  Full Circle Capital Corp. (a) ...............................................           1,155,207
    420,716  Gladstone Capital Corp. (a) .................................................           3,462,493
    183,333  Gladstone Investment Corp. (a) ..............................................           1,286,998
    516,965  Golub Capital BDC, Inc. (a) .................................................           8,173,217
     22,463  Golub Capital BDC, Inc. (c) .................................................             348,404
    509,389  Hercules Technology Growth Capital, Inc. (a) ................................           5,475,932
    222,697  Horizon Technology Finance Corp. (a) ........................................           3,128,893
    241,156  KCAP Financial, Inc. (a) ....................................................           2,129,407
     37,774  Main Street Capital Corp. (a) ...............................................           1,157,773
    448,100  MCG Capital Corp. (a) .......................................................           1,998,526
    538,014  Medley Capital Corp. (a) ....................................................           7,333,131
    486,792  MVC Capital, Inc. (a) .......................................................           5,802,561
    219,322  New Mountain Finance Corp. (a) ..............................................           3,329,308
    333,937  NGP Capital Resources Co. (a) ...............................................           2,404,346
     72,325  OFS Capital Corp.............................................................           1,020,506
    156,897  PennantPark Floating Rate Capital Ltd. (a) ..................................           2,023,971
    824,500  PennantPark Investment Corp. (a) ............................................           8,879,865
     12,176  Prospect Capital Corp........................................................             128,213
     12,837  Saratoga Investment Corp. (b) ...............................................             199,615
    241,228  Solar Capital Ltd. (a) ......................................................           5,524,121
     21,800  Solar Senior Capital Ltd. (a) ...............................................             395,888
     86,266  Stellus Capital Investment Corp..............................................           1,321,595
    245,835  TCP Capital Corp. (a) .......................................................           3,689,983
    479,594  THL Credit, Inc. (a) ........................................................           6,954,113
    104,140  TICC Capital Corp. (a) ......................................................           1,043,483
    234,601  Triangle Capital Corp. (a) ..................................................           5,987,017
                                                                                                --------------
                                                                                                   107,753,102
                                                                                                --------------

             DIVERSIFIED FINANCIAL SERVICES - 2.8%
    260,853  Medallion Financial Corp. (a) ...............................................           3,083,283
                                                                                                --------------

             TOTAL COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES ........................         110,836,385
             (Cost $117,694,045)                                                                --------------

COMMON STOCKS - 16.9%

             ELECTRICAL EQUIPMENT - 0.7%
     25,000  Generac Holdings, Inc........................................................             815,750
                                                                                                --------------

             INSURANCE - 0.4%
          3  Berkshire Hathaway, Inc., Class A (a) (b) ...................................             395,748
                                                                                                --------------

             REAL ESTATE INVESTMENT TRUSTS (REITS) - 15.8%
    354,500  Annaly Capital Management, Inc. (a) .........................................           5,218,240
     10,000  Ares Commercial Real Estate Corp.............................................             164,500


Page 6                  See Notes to Financial Statements



FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012


   SHARES/
    UNITS                                     DESCRIPTION                                            VALUE
-----------  -----------------------------------------------------------------------------      --------------

COMMON STOCKS - (CONTINUED)

             REAL ESTATE INVESTMENT TRUSTS (REITS) - (CONTINUED)
    192,307  CYS Investments, Inc. (c) ...................................................      $    2,459,606
    402,573  CYS Investments, Inc. (a) ...................................................           5,148,909
     11,238  Gladstone Commercial Corp....................................................             197,002
    171,282  Hatteras Financial Corp. (a) ................................................           4,566,378
                                                                                                --------------
                                                                                                    17,754,635
                                                                                                --------------

             TOTAL COMMON STOCKS .........................................................          18,966,133
                                                                                                --------------
             (Cost $18,897,662)

MASTER LIMITED PARTNERSHIPS - 2.7%

             DIVERSIFIED FINANCIAL SERVICES - 2.7%
    216,200  Compass Diversified Holdings (a) ............................................           3,052,744
                                                                                                --------------

             TOTAL MASTER LIMITED PARTNERSHIPS ...........................................           3,052,744
             (Cost $1,181,743)                                                                  --------------

EXCHANGE-TRADED FUNDS - 1.0%

             CAPITAL MARKETS - 1.0%
     27,600  SPDR Barclays Capital High Yield Bond ETF (a) ...............................           1,119,456
                                                                                                --------------

             TOTAL EXCHANGE-TRADED FUNDS .................................................           1,119,456
                                                                                                --------------
             (Cost $973,016)


             TOTAL INVESTMENTS - 119.5% ..................................................         133,974,718
             (Cost $138,746,466) (d)


             OUTSTANDING LOAN - (20.5%) ..................................................         (23,000,000)

             NET OTHER ASSETS AND LIABILITIES - 1.0% .....................................           1,158,249
                                                                                                --------------

             NET ASSETS - 100.0% .........................................................      $  112,132,967
                                                                                                ==============


---------------------------------------
  (a) All or a portion of this security is segregated as collateral on the outstanding loan.

  (b) Non-income producing security.

  (c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

  (d) Aggregate cost for federal income tax purposes is $141,404,967. As of November 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,393,414 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $21,823,663.

                        See Notes to Financial Statements                 Page 7

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of November 30,

2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                             LEVEL 2           LEVEL 3
                                                            TOTAL          LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                          VALUE AT          QUOTED         OBSERVABLE        UNOBSERVABLE
INVESTMENTS                                              11/30/2012         PRICES           INPUTS             INPUT
--------------                                          ------------     ------------     -------------     -------------
Common Stocks - Business Development
   Companies:
        Capital Markets...........................      $107,753,102     $107,404,698     $     348,404     $          --
        Diversified Financial Services............         3,083,283        3,083,283                --                --
Common Stocks*..................................          18,966,133       18,966,133                --                --
Master Limited Partnerships*....................           3,052,744        3,052,744                --                --
Exchange-Traded Funds*..........................           1,119,456        1,119,456                --                --
                                                        ------------     ------------     -------------     -------------
Total Investments...............................        $133,974,718     $133,626,314     $     348,404     $          --
                                                        ============     ============     =============     =============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at November 30, 2012.

Page 8                  See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2012

ASSETS:
Investments, at value
 (Cost $138,746,466)                                                                            $  133,974,718
Cash                                                                                                 4,519,650
Foreign currency (Cost $26)                                                                                 26
Prepaid expenses                                                                                         5,736
Dividends receivable .........................................................................         275,262
                                                                                                --------------
    Total Assets..............................................................................     138,775,392
                                                                                                --------------

LIABILITIES:
Outstanding loan .............................................................................      23,000,000
Payables:
   Distributions payable......................................................................       2,355,912
   Investment securities purchased............................................................       1,076,563
   Investment advisory fees...................................................................         110,664
   Audit and tax fees.........................................................................          47,200
   Printing fees..............................................................................          19,734
   Administrative fees........................................................................           9,680
   Transfer agent fees........................................................................           5,891
   Legal fees.................................................................................           5,206
   Trustees' fees and expenses................................................................           3,503
   Custodian fees.............................................................................           2,693
   Interest and fees on loan..................................................................           1,513
   Financial reporting fees...................................................................             771
Other liabilities ............................................................................           3,095
                                                                                                --------------
     Total Liabilities........................................................................      26,642,425
                                                                                                --------------
NET ASSETS ...................................................................................  $  112,132,967
                                                                                                ==============
NET ASSETS CONSIST OF:
Paid-in capital ..............................................................................  $  266,618,789
Par value ....................................................................................         142,783
Accumulated net investment income (loss) .....................................................      (2,799,790)
Accumulated net realized gain (loss) on investments ..........................................    (147,057,067)
Net unrealized appreciation (depreciation) on investments ....................................      (4,771,748)
                                                                                                --------------
NET ASSETS ...................................................................................  $  112,132,967
                                                                                                ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) .........................  $         7.85
                                                                                                ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)...      14,278,252
                                                                                                ==============


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $20).............................................  $   10,442,331
Interest......................................................................................             760
                                                                                                --------------
   Total investment income....................................................................      10,443,091
                                                                                                --------------

EXPENSES:
Investment advisory fees......................................................................       1,298,911
Interest and fees on loan.....................................................................         302,440
Administrative fees...........................................................................         113,397
Printing fees.................................................................................          62,724
Audit and tax fees............................................................................          47,864
Transfer agent fees...........................................................................          38,598
Legal fees....................................................................................          26,492
Trustees' fees and expenses...................................................................          22,831
Custodian fees................................................................................          16,192
Financial reporting fees......................................................................           9,250
Other.........................................................................................          40,596
                                                                                                --------------
   Total expenses.............................................................................       1,979,295
                                                                                                --------------
NET INVESTMENT INCOME (LOSS)..................................................................       8,463,796
                                                                                                --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments................................................................................      (1,016,618)
   Foreign currency transactions..............................................................               2
                                                                                                --------------
Net realized gain (loss)......................................................................      (1,016,616)
                                                                                                --------------
Net change in unrealized appreciation (depreciation) on investments...........................      14,269,307
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).......................................................      13,252,691
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................  $   21,716,487
                                                                                                ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          11/30/2012      11/30/2011
                                                                                        -------------   -------------
OPERATIONS:
Net investment income (loss).......................................................     $  8,463,796    $  8,986,322
Net realized gain (loss)...........................................................       (1,016,616)     (4,143,951)
Net change in unrealized appreciation (depreciation)...............................       14,269,307      (6,010,514)
                                                                                        ------------    ------------
Net increase (decrease) in net assets resulting from operations....................       21,716,487      (1,168,143)
                                                                                        ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................       (9,258,175)     (8,963,727)
Net realized gain..................................................................               --              --
Return of capital..................................................................          (22,689)        (31,572)
                                                                                        ------------    ------------
Total distributions to shareholders................................................       (9,280,864)     (8,995,299)
                                                                                        ------------    ------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................               --              --
                                                                                        ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions..........               --              --
                                                                                        ------------    ------------
Total increase (decrease) in net assets............................................       12,435,623     (10,163,442)

NET ASSETS:
Beginning of period................................................................       99,697,344     109,860,786
                                                                                        ------------    ------------
End of period......................................................................     $112,132,967    $ 99,697,344
                                                                                        ============    ============
Accumulated net investment income (loss) at end of period..........................     $ (2,799,790)   $ (2,144,013)
                                                                                        ============    ============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................       14,278,252      14,278,252
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........               --              --
                                                                                        ------------    ------------
Common Shares at end of period.....................................................       14,278,252      14,278,252
                                                                                        ============    ============





                        See Notes to Financial Statements                Page 11

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2012


CASH FLOWS FROM OPERATING ACTIVITIES:

 Net increase (decrease) in net assets resulting from operations......      $    21,716,487
 Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments...........................................          (27,223,165)
   Sales, maturities and paydowns of investments......................           24,735,987
   Return of capital received from investments on MLPs................              311,328
   Net realized gain/loss on investments..............................            1,016,618
   Net change in unrealized appreciation/depreciation on investments..          (14,269,307)

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in interest receivable....................................                  166
   Increase in dividends receivable...................................             (214,346)
   Decrease in prepaid expenses.......................................                  301
   Decrease in interest and fees on loan payable......................                 (193)
   Increase in investment advisory fees payable.......................               13,567
   Decrease in audit and tax fees payable.............................               (2,000)
   Increase in legal fees payable.....................................                2,486
   Decrease in printing fees payable..................................               (2,698)
   Increase in administrative fees payable............................                1,289
   Decrease in custodian fees payable.................................               (1,776)
   Increase in transfer agent fees payable............................                2,733
   Decrease in Trustees' fees and expenses payable....................               (2,950)
   Increase in financial reporting fees payable.......................                    1
   Increase in other liabilities payable..............................                1,297
                                                                            ---------------
CASH PROVIDED BY OPERATING ACTIVITIES.................................                              $     6,085,825
                                                                                                    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders from net investment income..            9,186,783)
     Distributions to Common Shareholders from return of capital......              (22,689)
     Issuances of loan................................................            3,000,000
                                                                            ---------------
CASH USED IN FINANCING ACTIVITIES.....................................                                  (6,209,472)
                                                                                                    ---------------
Decrease in cash......................................................                                    (123,647)
Cash and foreign currency at beginning of period......................                                    4,643,323
                                                                                                    ---------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD............................                              $     4,519,676
                                                                                                    ===============


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.....................                              $       302,633
                                                                                                    ===============


Page 12                    See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                      YEAR            YEAR            YEAR           YEAR           YEAR
                                                      ENDED           ENDED           ENDED          ENDED          ENDED
                                                   11/30/2012      11/30/2011      11/30/2010     11/30/2009     11/30/2008 (a)
                                                  ------------    ------------    ------------   ------------   ------------

Net asset value, beginning of period .........     $     6.98      $     7.69      $     5.98     $     4.51     $    13.73
                                                  ------------    ------------    ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................           0.59            0.66            0.56           0.65           1.02
Net realized and unrealized gain (loss) ......           0.93           (0.74)           1.76           1.43          (8.88)
                                                  ------------    ------------    ------------   ------------   ------------
Total from investment operations .............           1.52           (0.08)           2.32           2.08          (7.86)
                                                  ------------    ------------    ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ........................          (0.65)          (0.63)          (0.59)         (0.55)         (1.27)
Net realized gain ............................             --              --              --             --             --
Return of capital ............................          (0.00)(d)       (0.00)(d)       (0.02)         (0.06)         (0.09)
                                                  ------------    ------------    ------------   ------------   ------------
Total from distributions .....................          (0.65)          (0.63)          (0.61)         (0.61)         (1.36)
                                                  ------------    ------------    ------------   ------------   ------------
Net asset value, end of period ...............     $     7.85      $     6.98      $     7.69     $     5.98     $     4.51
                                                  ============    ============    ============   ============   ============
Market value, end of period ..................     $     8.07      $     6.20      $     7.50     $     5.43     $     3.29
                                                  ============    ============    ============   ============   ============
TOTAL RETURN BASED ON NET ASSET VALUE (b) ....          22.48%          (1.01)%         40.04%         56.00%        (61.38)%
                                                  ============    ============    ============   ============   ============
TOTAL RETURN BASED ON MARKET VALUE (b) .......          41.76%          (9.84)%         50.41%         94.18%        (72.80)%
                                                  ============    ============    ============   ============   ============

--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .........     $  112,133      $   99,697      $  109,861     $   85,069     $   64,208
Ratio of total expenses to average net
   assets.....................................           1.83%           1.85%           1.83%          2.29%          2.72%
Ratio of net expenses to average net assets...
   excluding interest expense ................           1.55%           1.58%           1.58%          1.94%          1.73%
Ratio of net investment income (loss) to
   avereage net assets .......................           7.81%           8.32%           7.93%         13.36%          9.53%
Portfolio turnover rate ......................             18%             11%             24%            20%            15%
INDEBTEDNESS:
Total loan outstanding (in 000's) ............     $   23,000      $   20,000      $   18,000     $   14,350     $   11,450
Asset coverage per $1,000 of indebtedness (c)      $    5,875      $    5,985      $    7,103     $    6,928     $    6,608

--------------------

(a) On July 29, 2008, Confluence Investment Management LLC became the sub-advisor to the Fund.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

(d)   Amount represents less than $0.01 per share.

                        See Notes to Financial Statements                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2012


                              1. FUND DESCRIPTION

First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FGB on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

     Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

     Securities traded in the over-the-counter market are valued at their closing bid prices.

     Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

      1) the type of security;

      2) the size of the holding;

      3) the initial cost of the security;

      4) transactions in comparable securities;

      5) price quotes from dealers and/or pricing services;

      6) relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8) an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2012

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2) ADR trading of similar securities;

      3) closed-end fund trading of similar securities;

      4) foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6) factors relating to the event that precipitated the pricing problem;

      7) whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2012, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts.

The Fund may hold real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the REIT to the extent of the cost basis of such REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates. The Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

The Fund may also hold business development companies ("BDCs") and exchange-traded funds ("ETFs"). The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.

The Fund may also hold master limited partnerships ("MLPs"). For the year ended November 30, 2012, distributions of $311,328 received from MLPs have been reclassified as return of capital.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2012, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.


                                          ACQUISITION                    CARRYING                                  % OF NET
SECURITY                                     DATE         SHARES          PRICE           COST          VALUE       ASSETS
CYS Investments, Inc.*                      5/19/08       192,307       $    12.79     $ 2,999,989   $ 2,459,606     2.19%
Golub Capital BDC, Inc.                     8/15/12        22,463            15.51         343,200       348,404     0.31
                                                          -------                      -----------   -----------     -----
                                                          214,770                      $ 3,343,189   $ 2,808,010     2.50%
                                                          =======                      ===========   ===========     =====

* Effective September 1, 2011, Cypress Sharpridge Investments, Inc. changed to CYS Investments, Inc.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2012


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2012, primarily as a result of the prior year tax character of REIT and BDC distributions, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $138,602, an increase in accumulated net realized gain (loss) on investments by $608,919 and a decrease to paid-in capital of $747,521.

The tax character of distributions paid during the fiscal years ended and November 30, 2012 and 2011 was as follows:

Distributions paid from:                                  2012          2011

Ordinary income...................................   $   9,258,175  $  8,963,727
Return of capital.................................          22,689        31,572

As of November 30, 2012 the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................   $          --
Undistributed capital gains.......................              --
                                                     -------------
Total undistributed earnings......................              --
Accumulated capital and other losses..............    (144,842,444)
Net unrealized appreciation (depreciation)........      (7,430,249)
                                                     -------------
Total accumulated earnings (losses)...............    (152,272,693)
Other ............................................      (2,355,912)
Paid-in capital...................................     266,761,572
                                                     -------------
Net assets........................................   $ 112,132,967
                                                     =============

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2012, the Fund did not incur any Post-October losses.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2012, the Fund had capital loss carryforward for federal income tax purposes of $144,842,444, expiring as follows:

      EXPIRATION DATE             AMOUNT

      November 30, 2015       $   5,166,354
      November 30, 2016          62,747,095
      November 30, 2017          55,647,845
      November 30, 2018          14,556,882
      November 30, 2019           5,452,015
      Non expiring                1,272,253

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2012

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of November 30, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

G. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2012


                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended November 30, 2012 were $28,116,266 and $22,731,344, respectively.

                              5. CREDIT AGREEMENT

The Fund entered into a committed facility agreement (the "BNP Facility") with BNP Paribas Prime Brokerage, Inc., which currently has a maximum commitment amount of $25,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the BNP Facility except upon 180 calendar days prior notice. The borrowing rate under the BNP Facility is equal to the 3-month LIBOR plus 80 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.85% on the undrawn amount.

The average amount outstanding for the year ended November 30, 2012 was $21,549,180, with a weighted average interest rate of 1.25%. As of November 30, 2012, the Fund had outstanding borrowings of $23,000,000 under the BNP Facility. The high and low annual interest rates for the year ended November 30, 2012 were 1.38% and 1.11%, respectively, and the interest rate at November 30, 2012 was 1.11%.

                              6. SWAP TRANSACTIONS

The Fund's Board of Trustees, at a special meeting on March 27, 2012, authorized the sub-advisor to enter into swap transactions under an ISDA (International Swaps and Derivatives) Master Agreement with Credit Suisse International. The swap transactions may be used to hedge against interest rate risk on leverage. In addition the Fund already has standing permission to use derivatives for investment purposes. During the year ended November 30, 2012, the Fund had no swap transactions.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             8. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

FINANCIAL SECTOR CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 80% of its total assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

BUSINESS DEVELOPMENT COMPANY ("BDC") RISK: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2012

REIT, MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISKS: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgagees sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there no subsequent events.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), including the portfolio of investments, as of November 30, 2012 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Specialty Finance and Financial Opportunities Fund, as of November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
January 28, 2013

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2012 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION - (CONTINUED)
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         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2012 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2012, none qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates none of the ordinary income distributions for the year ended November 30, 2012 as qualified dividend income.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 8, 2012, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

               SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, and First Trust High Income Long/Short Fund was held on April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Specialty Finance and Financial Opportunities Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Erickson was 12,933,823, the number of votes against was 179,149 and the number of abstentions was 1,165,280. The number of votes cast in favor of Mr. Kadlec was 12,933,166, the number of votes against was 179,806 and the number of abstentions was 1,165,280. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Confluence Investment Management LLC (the "Sub-Advisor") at a meeting held on June 10-11, 2012. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor and the Sub-Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements

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ADDITIONAL INFORMATION - (CONTINUED)
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         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2012 (UNAUDITED)

from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund. The Board also considered that the Agreements were approved by shareholders of the Fund at a meeting held in January 2011.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but it does provide services to certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not charge a lower fee to any other client for which it provides comparable services. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of a peer group selected by Lipper and similar data for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups did not include any overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them or may use no leverage; (iii) most peer funds do not employ an advisor/sub-advisor management structure; and (iv) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was equal to the median of both the Lipper and Advisor peer groups.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance, and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the Lipper peer group, as well as to a larger peer universe and to two benchmarks, one of which is a blended benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper peer group and Lipper peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 30, 2012 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period, noting that the Fund's premium/discount was generally indicative of the asset class and market events.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2011, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and considered that the Advisor estimated that it provided services to the Fund at a loss in 2011. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered that many of the Sub-Advisor's costs are fixed, allowing for economies of scale with regard to certain costs. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2012 (UNAUDITED)

noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board considered fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including the Sub-Advisor's statement that it benefits from greater exposure to specialty finance companies. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2012 (UNAUDITED)

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                                                                     THE FIRST TRUST      OTHER
    NAME, ADDRESS,                   TERM OF OFFICE                                                   FUND COMPLEX   TRUSTEESHIPS OR
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS                  OVERSEEN BY    DIRECTORSHIPS
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                     TRUSTEE     HELD BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o  Three-Year Term      Physician; President, Wheaton Orthopedics;      98       None
c/o First Trust Advisors L.P.                               Co-Owner and Co-Director (January 1996
120 East Liberty Drive,             o  Since Fund           to May 2007), Sports Med Center for
  Suite 400                            Inception            Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                           Estate Limited Partnership; Member,
D.O.B.: 04/51                                               Sportsmed LLC

Thomas R. Kadlec, Trustee           o Three-Year Term       President (March 2010 to Present), Senior       98       Director of ADM
c/o First Trust Advisors L.P.                               Vice President and Chief Financial Officer               Investor
120 East Liberty Drive,             o  Since Fund           (May 2007 to March 2010), Vice President                 Services, Inc.
  Suite 400                            Inception            and Chief Financial Officer (1990 to May                 and ADM
Wheaton, IL 60187                                           2007), ADM Investor Services, Inc. (Futures              Investor
D.O.B.: 11/57                                               Commission Merchant)                                     Services
                                                                                                                     International

Robert F. Keith, Trustee            o  Three-Year Term      President (2003 to Present), Hibs               98       Director of
c/o First Trust Advisors L.P.                               Enterprises (Financial and Management                    Trust Company
120 East Liberty Drive,             o  Since Fund           Consulting)                                              of Illinois
  Suite 400                            Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o  Three-Year Term      President and Chief Executive Officer           98       Director of
c/o First Trust Advisors L.P.                               (June 2012 to Present), Dew Learning LLC                 Covenant
120 East Liberty Drive,             o  Since Fund           (Educational Products and Services); President           Transport Inc.
  Suite 400                            Inception            (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee and      o  Three-Year Term      Chief Executive Officer (December 2010          98       None
Chairman of the Board                                       to Present), President (until December
120 East Liberty Drive,             o  Since Fund           2010), First Trust Advisors L.P. and First
  Suite 400                            Inception            Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                           Board of Directors, BondWave LLC
D.O.B.: 09/55                                               (Software Development Company/
                                                            Investment Advisor) and Stonebridge
                                                            Advisors LLC (Investment Advisor)

-------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2012 (UNAUDITED)

     NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                   PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH              WITH FUND              LENGTH OF SERVICE                    DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley         President and Chief          o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust
Advisors Suite 400                                   o  President and Chief    L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                       Executive Officer      Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                           Since January 2012     Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)
                                                     o  Treasurer, Chief
                                                        Financial Officer and
                                                        Chief Accounting
                                                        Officer from Fund
                                                        Inception to January
                                                        2012

James M. Dykas          Treasurer, Chief Financial   o  Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to January 2011), Vice
Suite 400               Accounting Officer           o  Treasurer, Chief       President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                       Financial Officer and  Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66                                           Chief Accounting
                                                        Officer Since January
                                                        2012

                                                     o  Assistant Treasurer
                                                        from Fund Inception to
                                                        January 2012

W. Scott Jardine        Secretary and Chief Legal    o  Indefinite Term        General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Officer                                                Trust Portfolios L.P. and BondWave LLC
   Suite 400                                         o  Since Fund Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor): Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o  Indefinite Term        Senior Vice President (September 2005 to Present),
120 E. Liberty Drive,                                                          First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                         o  Since Fund Inception   L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher         Assistant Secretary and      o  Indefinite Term        Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,   Chief Compliance Officer     o  Assistant Secretary    First Trust Advisors L.P. and First Trust Portfolios
Suite 400                                               Since Fund Inception   L.P.
Wheaton, IL 60187                                    o  Chief Compliance
D.O.B.: 12/66                                           Officer Since January
                                                        2011

-------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2012 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).yyy

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management, LLC
349 Marshall Avenue, Suite 302
Saint Louis, MO 63119

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $44,000 for the fiscal year ended November 30, 2011 and $42,000 for the fiscal year ended November 30, 2012.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012. These fees were for tax consultation relating to Form 1120.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2011, were $5,200 for the registrant and $6,200 for the registrant's investment adviser, and for the fiscal year ended November 30, 2012, were $0 for the registrant and $4,120 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are:
Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(A) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                      CONFLUENCE INVESTMENT MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES
1. INTRODUCTION

As a registered investment adviser, Confluence Investment Management LLC ("Confluence" or the "Adviser") has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, the Adviser will vote proxy materials for its clients.

In cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2. GENERAL

a. In the event requests for proxies are received with respect to the voting of equity securities on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best interest of the Company's shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders.

b. The Chief Compliance Officer or his/her designate is responsible for monitoring Adviser's proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

c. The Chief Compliance Officer or his/her designate shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and
      (iii) material personal and family relationships.

d. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Compliance Officer or his/her designate. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

e. The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. REGISTERED INVESTMENT COMPANIES

In cases in which the client is a registered investment company under the Investment Company Act of 1940, delegates proxy voting (e.g., where Confluence acts as a sub-adviser of a closed-end fund) and required by law, Confluence will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. "echo vote" or 'mirror vote"), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.

4. CONFLICTS OF INTEREST

In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

      o A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

      o An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

      o The Adviser, any fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser's Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5. RECORDKEEPING The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:

      o  proxy voting policies and procedures;

      o proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission's EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with a copy of the proxy statement promptly upon request);

      o  records of votes cast and abstentions; and

      o any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Investment decisions for the registrant are made by the Portfolio Management Team of Confluence Investment Management LLC ("Confluence"). The members of the Confluence Portfolio Management Team are responsible for portfolio management, security selection, leverage management, trading, compliance, position reconciliation, communication and reporting to the registrant's investment adviser.

Information provided as of November 30, 2012

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER Mr. Keller has 31 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards' Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards' Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

DANIEL T.WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       Information provided as of November 30, 2012

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                                                                                              No. of
                                                                                             Accounts     Total Assets in
                                                                  Total                        where      Accounts where
  Name of Portfolio                                              No. of                    Advisory Fee   Advisory Fee is
     Manager or                                                 Accounts                   is Based on       Based on
     Team Member                  Type of Accounts               Managed     Total Assets   Performance     Performance
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
1.  Mark Keller         Registered Investment Companies:            1           $139m            0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           3,807         $1217m           0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
2.  David Miyazaki      Registered Investment Companies:            1           $139m            0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           3,807         $1217m           0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
3.  Daniel Winter       Registered Investment Companies:            1           $139m            0              $0

----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           2702          $996m            0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------


         POTENTIAL CONFLICTS OF INTERESTS


The Confluence Portfolio Management Team may purchase or sell in other accounts the same securities that are purchased or sold for the registrant. If a situation arises where the same securities are being purchased or sold in other accounts and the registrant, the Portfolio Management Team's policy is to follow a trade rotation to avoid simultaneous and competing buy or sell orders.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2012

The members of the Confluence Portfolio Management Team are compensated with an annual base salary and a discretionary bonus based on Confluence's overall firm profits rather than individual product line performance or profitability. In addition, the Firm's portfolio managers are equity owners in the Firm, aligning their long-term interests with the registrant's holders to strive to achieve superior investment performance over an appropriate time period. This ensures that the portfolio managers are incentivized to implement a consistent investment strategy for the registrant without incurring undue risk.


(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP


Information provided as of November 30, 2012

                    Name               Dollar Range of Registrant Shares
                    ----               ---------------------------------
                                              Beneficially Owned
                                              ------------------
              Mark Keller                     $50,001 - $100,000
              David Miyazaki                  $10,001 - $50,000
              Daniel Winter                   $1-$10,000
              Brian Hansen                    $10,001 - $50,000
              Joseph Hanzlik                  $10,001 - $50,000


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Specialty Finance and Financial Opportunities Fund
              ------------------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  January 28, 2013
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  January 28, 2013
     --------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  January 28, 2013
     --------------------

* Print the name and title of each signing officer under his or her signature.